                                                                    Exhibit 23.2


                   CONSENT OF INDEPENDENCE PUBLIC ACCOUNTANTS
                   ------------------------------------------


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reportts (i) dated February
3, 1997 incorporated by reference in Zaring Homes, Inc's Form 10-k for the year ended December 31, 1996 and (ii) dated February 3, 1997 incorporated by in Zaring Homes, Inc.'s Form 8-K dated March 14, 1997 and to all references to our Firm included in this registration statement.


Cincinnati, Ohio
   March 28, 1997